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                                                                   EXHIBIT 10.27

                                    FORM OF

                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of January ___, 2000

                                  by and among

                           ALAMOSA PCS HOLDINGS, INC.

                                       and

                              NORTEL NETWORKS INC.

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of January ___, 2000, by and among ALAMOSA PCS HOLDINGS, INC., a Delaware corporation (the "Company") and NORTEL NETWORKS INC., a Delaware corporation ("Nortel Networks").

     WHEREAS, the Company has agreed to issue Common Stock warrants (the "Warrants") to Nortel Networks, representing the right to purchase an aggregate amount of [_________] shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock").

     WHEREAS, the Warrants have been issued pursuant to the Warrant Agreement dated as of the date hereof by and between the Company and Nortel Networks (the "Warrant Agreement").

     NOW, THEREFORE, in consideration of the foregoing and the premises and mutual agreements herein set forth, the parties hereto hereby agree as follows:

     Section 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to those terms in the Warrant Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

     "Business Day" shall mean a day that is not a Legal Holiday.

     "Common Stock" has the meaning ascribed to such term in the preamble hereof.

     "Demand Registration" has the meaning ascribed to such term in Section 2.1(a) hereof.

     "DTC" has the meaning ascribed to such term in Section 3(i) hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

     "Expiration Date" has the meaning ascribed to such term in the Warrant Agreement.





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     "Holder" shall mean a Person who is the owner as shown on the Warrant register maintained by the Company.

     "Included Securities" has the meaning ascribed to such term in Section 2.1(a) hereof.

     "Indemnified Party" has the meaning ascribed to such term in Section 4(c) hereof.

     "Indemnifying Party" has the meaning ascribed to such term in Section 4(c) hereof.

     "Inspectors" has the meaning ascribed to such term in Section 3(n) hereof.

     "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in Dallas, Texas are authorized or required by law, regulation or executive order to remain closed.

     "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Piggy-Back Registration" has the meaning ascribed to such term in Section
2.2 hereof.

     "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Registrable Securities" means any of (i) the Warrant Shares and (ii) any other securities issued or issuable with respect to any Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, unless, in each case, such Warrant Shares and securities, if any, have been offered and sold to the Holder pursuant to an effective Registration Statement under the Securities Act declared effective prior to the exercisability of the Warrants or such Warrant Shares and securities, if any, may be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder or the satisfaction of any condition. As to any particular Registrable Securities held by a Holder, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the exercise or offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been exercised and/or disposed of by such Holder pursuant to such Registration Statement, (ii) such securities may at the time of determination be sold to the public pursuant to Rule 144 without any restriction on the amount of securities which may be sold by such Holder (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act without the lapse of any further time or the satisfaction of any condition, (iii) such securities shall have been otherwise



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transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state securities or blue sky laws then in force or (iv) such securities shall have ceased to be outstanding.

     "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with state securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities) and other reasonable out-of-pocket expenses of Holders (including the reasonable fees and expenses of one counsel for the Holders to be selected by a majority of such Holders).

     "Registration Statement" shall mean any appropriate registration statement of the Company filed with the SEC pursuant to the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Requisite Securities" shall mean a number of Registrable Securities equal to not less than twenty-five percent (25%) of the Registrable Securities held in the aggregate by all Holders; provided, however, that with respect to any action to be taken at the request of the Holders of the Registrable Securities prior to such time as the Warrants have expired pursuant to the terms thereof and of the Warrant Agreement, each Warrant outstanding shall be deemed to represent that number of Registrable Securities for which such Warrant would be then exercisable (without giving effect to the cashless (net) exercise feature referred to in the Warrant Agreement).

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent Holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

     "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the SEC.





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     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

     "Selling Holder" shall mean a Holder who is selling Registrable Securities in accordance with the provisions of Section 2.1 or 2.2 hereof.

     "Warrants" has the meaning ascribed to such term in the preamble hereof.

     "Warrant Agreement" has the meaning ascribed to such term in the preamble hereof.

     "Warrant Shares" means the shares of Common Stock delivered or deliverable upon exercise of the Warrants.

     Section 2. Registration Rights.


     Section 2.1. Demand Registration.

     (a) General. At any time after the sixtieth (60th) day prior to the second anniversary of the date of this Agreement, Holders owning, individually or in the aggregate, not less than the Requisite Securities may make a written request (each, a "Demand Registration") that the Company register the resale of the Warrant Shares under the Securities Act. The Company shall file with the SEC and use commercially reasonable efforts to cause to become effective under the Securities Act a Registration Statement with respect to such Registrable Securities within ninety (90) days of receipt of such written request for a Demand Registration. Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request to all other Holders of Registrable Securities within fifteen (15) Business Days after the receipt thereof. Within ten (10) days after receipt by any Holder of Registrable Securities of such notice from the Company, such Holder may request in writing that such Holder's Registrable Securities be included in such Registration Statement and the Company shall include in such Registration Statement the Registrable Securities of any such Holder requested to be so included (the "Included Securities"). Each such request by such other Holders shall specify the number of Included Securities proposed to be sold and the intended method of disposition thereof. Subject to Sections 2.1(b), 2.1(d) and 2.3(a) hereof, the Company shall be required to register Registrable Securities pursuant to this Section 2.1(a) on a maximum of three (3) separate occasions; provided, however, if and so long as the Company is eligible to file Form S-3 registration statements, there should be no limit on the number of occasions that the Holders may request the registration of their Registrable Securities on a Form S-3 Registration Statement, or any successor registration form that permits the prospectus to incorporate by reference subsequent periodic reports filed by the Company.





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     Subject to Section 2.1(d) hereof, no other securities of the Company except
(i) Registrable Securities held by any Holder, (ii) equity securities to be offered and sold for the account of the Company and (iii) any equity securities of the Company held by any Person having "piggy-back" registration rights pursuant to any contractual obligation of the Company shall be included in a Demand Registration. The inclusion of any such securities for the account of the Company or any other Person shall be on the same terms as that of the Registrable Securities.

     (b) Effective Registration. A Registration Statement will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has become effective, the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement for any reason not attributable to any Holder participating in such registration and such restraint is not lifted within sixty
(60) days after being imposed, such Registration Statement will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) a Demand Registration does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of six months after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby, then such registration shall not count towards determining if the Company has satisfied its obligation to three (3) Demand Registrations pursuant to this Section 2.1. For purposes of calculating the six month period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration; provided, however, that should the Holders of Registrable Securities remaining after such withdrawal own, individually or in the aggregate, less than the Requisite Securities, the Company shall have the right to terminate or withdraw any registration initiated by it under Section
2.1 prior to the effectiveness of such registration. Notwithstanding the foregoing, if the Holders of at least the Requisite Securities request the withdrawal of a Registration Statement after it is filed, such Registration Statement will be deemed to have been a Demand Registration unless the Holders of the Included Securities pay the Registration Expenses associated with such Registration Statement unless such withdrawal is the result of a material adverse change in the financial condition or results of operation of the Company.

     (c) Underwritten Registrations. If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and will be reasonably acceptable to the Company.




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     No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Agreement (whether a Demand Registration or a Piggy-Back Registration) unless such Holder
(a) agrees to (i) sell such Holder's Registrable Securities on the basis provided in and in compliance with the underwriting arrangements and (ii) comply with Rules 101, 102 and 104 of Regulation M promulgated under the Exchange Act and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the investment bankers under the terms of such underwriting arrangements.

     (d) Priority in Demand Registration. In a registration pursuant to Section
2.1 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders who have requested such Demand Registration or who have sought inclusion therein that in such underwriter's or underwriters' opinion the total number of securities which the Selling Holders and any other Person entitled to participate in such registration pursuant to Section 2.1(a) hereof intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event, securities shall be registered in such registration in the following order of priority: (i) first, the securities which have been requested to be included in such registration by the Holders of Registrable Securities, (ii) second, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be included in the registration by such Persons), and (ii) third, provided that no securities sought to be included by the Holders or any other Person sought to be included therein have been excluded from such registration, securities to be offered and sold for the account of the Company.

     If twenty-five percent (25%) or more of the Registrable Securities which the Holders have requested to be included in a Registration Statement pursuant to Section 2.1 hereof have been excluded from such Registration Statement pursuant to the provisions of the foregoing paragraph, then such registration shall not count towards determining whether the Company has satisfied its obligation to effect three (3) Demand Registrations pursuant to Section 2.1 hereof.

     Section 2.2. Piggy-Back Registration.

     (a) General. If at any time after the sixtieth (60th) day prior to the second anniversary of the date of this Agreement the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account, other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC or other form of limited purpose), (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders, or (iii) a Registration Statement filed pursuant to the exercise of "demand" registration rights of existing security holders pursuant to a contractual commitment of the Company, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event




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fewer than thirty (30) days before the anticipated filing date or twenty (20)
days before the anticipated filing date if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities
Act), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing not later than five (5) days prior to the anticipated filing date of the Registration Statement (so long as the Holder has received such written notice in accordance with the foregoing time periods from the Company) (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall have no obligation to effect such Piggy-Back Registration unless Holders request in writing to include in the Piggy-Back Registration, individually or in the aggregate, not less than that number of Registrable Securities that equals the Requisite Securities. The Company shall use commercially reasonable efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby. The Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein, subject to the restrictions set forth in Section 2.2(b), and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving timely written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt written notice thereof to participating Selling Holders.

     No Registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration pursuant to Section 2.1 hereof, and no failure to effect a registration under this Section 2.2 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

     (b) Priority in Piggy-Back Registration. In a registration pursuant to
Section 2.2 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, provided that no securities sought to be included by the Company have been excluded from such registration, the




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securities which have been requested to be included in such registration by the
Holders of Registrable Securities and other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities held by the Holders of Registrable Securities requesting such inclusion and such Persons).

     If, as a result of the provisions of this Section 2.2(b), any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration.

     (c) Underwritten Registrations. If any of the Registrable Securities covered by a Piggy-Back Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Company.

     Section 2.3. Limitations and Conditions to Obligations Under Registration Covenants.

     (a) The Company's obligations shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials required of such Selling Holders and to take any and all actions required of such Selling Holders to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

     (b) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone the filing or effectiveness of any Registration Statement otherwise required to be prepared, filed and made effective by it pursuant to
Section 2.1 or 2.2 hereunder; provided, however, that the duration of such postponement may not exceed the earlier to occur of (A) fifteen (15) days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement is based or (B) ninety (90) days after the date of the determination of the Board of Directors referred to in the next sentence. Such postponement may be effected only if the Board of Directors of the Company makes a reasonable and good faith determination that the filing or effectiveness of such Registration Statement would materially impede, delay or interfere with any material financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its Subsidiaries which material financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction is under active consideration at the time of such postponement; provided, however, that the Company shall not be entitled to such postponement more than once in any twelve-month period. If the Company shall take any such action with respect to a Registration Statement it shall, as promptly as possible, deliver a certificate signed by the Chief Executive Officer or President of the Company to the Selling Holders as to such determination, and the Selling Holders shall have the right, upon the affirmative vote of the Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within ten (10) days after the receipt of such notice. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted





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for purposes of the three Demand Registrations the Company is required to effect pursuant to Section 2.1 hereof.

     (c) The Company shall not be required by this Agreement to file a registration statement with respect to a Demand Registration for a Holder during the period starting with the date of filing of, and within ninety (90) days immediately following, the effective date of any Registration Statement under the Securities Act pertaining to a firmly underwritten offering of equity securities of the Company for its own account so long as such Holder has been given the opportunity to include in such Registration Statement such Holder's Registrable Securities pursuant to Section 2.2 hereof and not been denied such opportunity under Section 2.2 (b) or otherwise.

     Section 2.4. Restrictions on Sale by the Company and Others. The Company covenants and agrees that (i) during the 10-day period prior to, and during the 90-day period beginning on, the commencement of any underwritten offering of Registrable Securities pursuant to a Demand Registration which has been requested pursuant to this Agreement, it shall not, and shall not cause or permit any of its Subsidiaries to, effect any public sale or distribution of any securities of the same class as any of the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities), other than any Common Stock and/or options, Warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such option, Warrants or other rights, to employees, officers or directors of, or consultants or advisors to the Company or any Subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company, prior to the Company or any of its Subsidiaries publicly announcing its intention to effect any such public sale or distribution; and (ii) the Company will not, and the Company will not cause or permit any of its Subsidiaries to, after the date hereof, enter into any agreement or contract that conflicts with or limits or prohibits the full and timely exercise by the Holders of Registrable Securities of the rights herein to request a Demand Registration or to join in any Piggy-Back Registration subject to the other terms and provisions hereof.

     Section 2.5. Rule 144 and Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (it being expressly understood that the foregoing shall not create any obligation on the part of the Company to file periodic reports or other reports under the Exchange Act at any time that it is not then required to file such reports pursuant to the Exchange Act). Upon the reasonable request of any Holder of Registrable Securities, the Company will in a timely manner





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deliver to such Holder a written statement as to whether it has complied with such information requirements.

     Section 3. Registration Procedures. In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2, hereof, the Company shall, except as otherwise provided:

     (a) Prepare and file with the SEC as soon as practicable each Registration Statement (but in any event on or prior to the date of filing thereof required under this Agreement) and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any such Registration Statement or any Prospectus (for registrations pursuant to Sections 2.1 and 2.2 hereof) or any amendments or supplements thereto (only for registrations pursuant to Section 2.1 hereof), the Company shall make available to the Holders of the Registrable Securities covered by such Registration Statement, and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such Holders and underwriters in connection with such sale, if any, for a period of at least five (5) Business Days, and the Company will not file any such Registration Statement or amendment or supplement to any such Registration Statement (including all such documents incorporated by reference) to which the Holders of the Registrable Securities covered by such Registration Statement or the underwriters in connection with such sale, if any, shall reasonably object within five (5) Business Days after the receipt thereof.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented.

     (c) Notify the Holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly (but in any event within two (2) Business Days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to (A) the suspension of the qualification or exemption from qualification of the Registration Statement or any of the Registrable Securities covered thereby for offer or sale in any jurisdiction, or
(B) the initiation of any





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proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or information becoming known to the Company that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and (v) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

     (d) Use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest practicable moment.

     (e) If requested by the managing underwriter or underwriters, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering (only for registrations pursuant to Section 2.1 hereof), (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or such Holders reasonably request to be included therein to comply with applicable law, (ii) make all effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post effective amendment, and (iii) supplement or make amendments to such Registration Statements.

     (f) Furnish to each Holder of Registrable Securities who so requests and to counsel for the Holders of Registrable Securities and each managing underwriter, if any, without charge, upon request, one conformed copy of the Registration Statement and each post effective amendment thereto, including financial statements and schedules, and of all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including exhibits incorporated by reference).

     (g) Deliver to each Holder of Registrable Securities, their counsel and each underwriter, if any, without charge, as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to the last paragraph of this
Section 3, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders of Registrable Securities and the underwriter or underwriters or agents, if any in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     (h) Prior to any offering of Registrable Securities, to register or qualify, and cooperate with the Holders of Registrable Securities, the underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the managing underwriter or underwriters reasonably request in writing, or, in the event of a non-underwritten offering, as the Holders of a majority of the Registrable Securities being sold may request; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 3(h); keep such registration or qualification (or exemption therefrom) effective during the effectiveness period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it has not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
(C) become subject to taxation in any jurisdiction where it is not then so subject.

     (i) Cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities in a firm commitment underwritten public offering.

     (j) Pay all Registration Expenses in connection with the registrations requested pursuant to Sections 2.1 and 2.2 hereof. Each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement requested pursuant to Section 2.1.

     (k) Upon the occurrence of any event contemplated by Section 3(c)(iv) or 3(c)(v) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and, subject to Section 3(a) hereof, file such with the SEC so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (l) Prior to the effective date of a Registration Statement, (i) provide the registrar for the Registrable Securities with certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities.

     (m) If the offering provided for herein is conducted by means of an underwriting, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or disposition of such Registrable Securities in any underwritten offering to be made of the Registrable Securities in accordance with this Agreement, and in such connection, (i) make such representations and warranties to the underwriter or underwriters, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) use reasonable efforts to obtain an opinion of counsel to the Company, addressed to the underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters;
(iii) use reasonable efforts to obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if applicable, the Subsidiaries of the Company) and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters and as permitted by the underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

     (n) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or account retained by such representative of the Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, at the Inspector's expense, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries as reasonably requested by the Inspector, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that all such information shall be kept confidential by such Inspector and shall not be used for any purpose other than as contemplated hereby, except to the extent that (i) the disclosure of such information is necessary or advisable to avoid or correct a misstatement or omission in the Registration Statement or in any Prospectus; provided, however, that prior notice is given to the Company, and the Company's legal counsel and such Holder's legal counsel concur that disclosure is required, (ii) the release of such information is ordered pursuant to a subpoena or other order from court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to or involving this Agreement or any of the transactions contemplated hereby or arising hereunder; provided, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses
(ii) or (iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (n)) and that such Inspector shall take all actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector, or (iv) such information has been made generally available to the public.

     (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 10(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five
(45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said 12-month periods.

     (p) Use commercially reasonable efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

     (q) Cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two (2) Business Days prior to the closing of any sale of Registrable Securities.

     (r) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 3, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an Underwritten Offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     (s) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD.

     Each seller of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such seller provided herein, to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Company may exclude from such registration the Registrable Securities of any seller for so long as such seller fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in the Registration Statement, such seller shall be permitted to include all information regarding such seller as it shall reasonably request.

     Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), or 3(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto, and, if so directed by the Company, such Holder will, at the Company's expense, deliver to the Company all copies, other than permanent file copies, then in such Holder's actual possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that nothing herein shall create any obligation on the part of any Holder to undertake unreasonable efforts to retrieve or return any such Prospectus not within the actual possession or control of such Holder. In the event the Company shall give any such notice, the period of time for which a Registration Statement is required thereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have (x) received the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or (y) been in advised in writing by the Company that the use of the applicable prospectus may be resumed.

     Section 4. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Holder, its officers and directors, and each Person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, from and against all losses, claims, damages and liabilities (including, without limitation, and subject to clause (c) of this Section 4 below, the reasonable legal fees and other reasonable out-of-pocket expenses actually incurred by any Holder or any such controlling or affiliated Person in connection with any suit, action or proceeding or any claim asserted), caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the sale of Registrable Securities was registered under the Securities Act, or caused by any omission or alleged omission to state in any such Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state in any such preliminary prospectus or Prospectus a material fact required to be stated in any such preliminary prospectus or Prospectus or necessary to make the statements in any such preliminary prospectus or Prospectus in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omissions made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use in any such Registration Statement, Preliminary Prospectus or Prospectus; provided, however, that the Company shall not be required to indemnify any such Person if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus, or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by such indemnified Person resulted from any action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from such indemnified Person and it is established in the related proceeding that such indemnified Person failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3 hereof or as a result of the failure of the Company to provide such Prospectus.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign any Registration Statement, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information furnished by such Holder to the Company expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto). The liability of any Holder under this paragraph shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.

     (c) In case any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph
(a) or (b) above, such Person (the "Indemnified Party") shall promptly notify the Person against which such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred of such counsel relating to such proceeding; provided, however, that the failure to so notify the Indemnifying Party shall not relieve it of any obligation or liability which it may have thereunder or otherwise unless the Indemnifying Party has been materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary, (ii) the Indemnifying Party shall have failed to retain within a reasonable period of time counsel reasonably satisfactory to such Indemnified Party or parties or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party or parties and the Indemnifying Parties or any affiliate of the Indemnifying Parties or such Indemnified Parties and counsel for the Indemnifying Parties or Indemnified Parties shall have concluded such written opinion that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between the Indemnifying Party or parties and the Indemnified Party or parties. It is understood that the Indemnifying Parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm or attorneys (together with appropriate local counsel) at any time for such Indemnified Party or parties and that all such fees and expenses shall be reimbursed within reasonable time of the request after the incurrence thereof. Any such separate firm for the Holders and such control Persons of the Holders shall be designated in writing by Holders who sold a majority in interest of Registrable Securities sold by all such Holders and shall be reasonably acceptable to the Company and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), effect any settlement or compliance of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party, or indemnity could have been sought thereunder by such Indemnified Party, unless such settlement or compliance involves only the payment of money damages that are actually paid by the Indemnifying Party or includes an unconditional written release of such Indemnified Party in form and substance reasonably satisfactory to such Indemnified Party of such Indemnified Party from all liability or claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for a paragraph (a) or (b) of this Section 4 is unavailable to, or insufficient to hold harmless, an Indemnified Party in respect of any losses, claims, damages or liabilities, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Holders on the other hand from the offering of such Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holders on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before the deducting expenses) received by the Company bears to the total proceeds received by such Holder from the sale of Registrable Securities, as the case may be. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

     (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4(d) above. The amount paid or payable by an Indemnified Party is a result of the losses, claims, damages and liabilities referred to in Section 4(d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expense actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, in no event shall a Holder be required to contribute any amount in excess of the amount by which proceeds received by such Holder from sales of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

     (f) Any losses, claims, damages, liabilities or expenses for which an Indemnified Party is entitled to indemnification or contribution under this
Section 4 shall be paid by the Indemnifying Party to the Indemnified Party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 4 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any Person who controls a Holder, the Company, their respective directors or officers or any Person controlling the Company and (ii) any termination of this Agreement.

     Section 5. Miscellaneous.

     (a) No Inconsistent Agreements. The Company represents and warrants to the Holders that it has not entered into nor will the Company on or after the date of this Agreement enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Holders of Registrable Securities in this Agreement. The rights granted to the Holders hereunder do not in any way conflict with or limit or prohibit the exercise of any rights granted to the holders of the Company's other issued and outstanding securities, if any, under such agreements.

     (b) Assumption of Rights.

         (i) The rights of each Holder under this Agreement shall be assignable; provided, however, that the Company is given written notice at the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights and benefits hereunder are being assigned and such assignee expressly agrees in writing with the Company and other Holders of Registrable Securities to be bound by and to comply with all applicable provisions of this Agreement, whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such securities. Any assignment pursuant to this
Section 5 shall not relieve, release or otherwise discharge the Holder effecting such assignment from its obligations under this Agreement.

         (ii) The Company may not assign this Agreement in whole or in part to any other person without the prior written consent of a majority of the Holders of then outstanding Warrants and Registrable Securities.

     (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the consent of the Company and the prior written consent of Holders of not less than a majority in number of the then outstanding Warrants and Registrable Securities not resold to the public for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of the Agreement or modifying in any manner the rights of the Holders of the outstanding Warrants; provided, however, that
Section 4 hereof and this Section 5(c) may not be amended, modified or supplemented without the prior written consent of each Holder (including any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement) affected by such amendment, modification of supplement. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given the Company by the Holders of not less than a majority of the Registrable Securities proposed to be sold by such Holders pursuant to such Registration Statement.

     (d) Notices to Holders and Company. All notices and other communications provided herein (including, without limitation, any waivers or consents under this Agreement) shall be given or made by telecopy, telegraph, cable or otherwise in writing (each communication given by any such means to be deemed "in writing" for purposes of this Agreement) and telecopies, telegraphed, cabled, mailed or delivered to the intended recipient at the address for such party following hereafter or, as to any party, at such other addresses as shall be designated by such party in a notice to the others. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given (i) when delivered to the telegraph or cable office or personally delivered or, (ii) in the case of transmission by telecopy, when telecopied (with confirmation) and mailed (with same day post-mark) certified mail, return receipt requested or (iii) in the case of a mailed notice, three days after deposit with the United States Post Office, by registered or certified mail, return receipt requested, in each case given or addressed as follows:

                  (i)      If to Nortel Networks:

                           Nortel Networks Inc.
                           GMS 911 15 A40
                           2221 Lakeside Boulevard
                           Richardson, Texas 75082-4399
                           Attn: Robert Beiter, Director, Customer Finance Telecopy No.: (972) 684-3679

                  (ii)     If to the Company:

                           Alamosa PCS Holdings, Inc.
                           4727 South Loop 289
                           Lubbock, Texas  79424
                           Attn:  David E. Sharbutt, President
                           Telecopy No.:  (806) 791-7711

                  (iii) If to the Holders other than Nortel Networks, to the respective addresses of the Holders provided to the Company from time to time.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express agreement, subsequent Holders. If any transferee of any Holder shall acquire Warrants and/or Registrable Securities, whether by operation of law or otherwise, such Warrants and/or Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Warrants and/or Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The heading in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the




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terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (j) Entire Agreement. This Agreement, together with the Warrant Agreement and Credit Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, together with the Warrant Agreement and Credit Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (k) Attorneys' Fees. As between the parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

     (l) Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities or Warrants is required thereunder, Registrable Securities or Warrants held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted (in either the numerator or the denominator) in determining whether such consent or approval was given by the Holders of such required percentage.

     (m) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement.

     The Holders are the third-party beneficiaries of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holders from time to time.

     (n) Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              ALAMOSA PCS HOLDINGS, INC.


                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                              NORTEL NETWORKS INC.


                                              By:
                                                 ------------------------------
                                                 Paul D. Day
                                                 Vice President Customer Finance


                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              ALAMOSA PCS HOLDINGS, INC.


                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                              NORTEL NETWORKS INC.


                                              By:
                                                 ------------------------------
                                                 Paul D. Day
                                                 Vice President Customer Finance





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